                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 26, 2000 (October 25,
                                                  -----------------------------
                                     2000)
                                     -----

                                 BE FREE, INC.
            (Exact name of registrant as specified in its charter)

                    Delaware                              000-27271                        04-3303188
                    --------                              ---------                        ----------
 (State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

                 154 Crane Meadow Road, Marlborough, MA 01752
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (508) 480-4000
                                                          --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On October 25, 2000, Be Free, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing financial results for the fiscal quarter ended September 30, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2000


                                      BE FREE, INC.



                                      By: /s/ Stephen M. Joseph
                                          -------------------------------------
                                          Stephen M. Joseph
                                          Chief Financial Officer and Treasurer